SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2010

000-27763
(Commission file number)

SITESTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	88-0397234
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

7109 Timberlake Road
Lynchburg, VA 24502
(Address of principal executive offices) (Zip Code)

(434) 239-4272
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit or Completed Interim Review

June 9, 2010,

On the date hereof, Sitestar Corporation is filing an amendment to its Quarterly reports for the quarters ended March 31, 2009, June 30, 2009, and September 30, 2009, to amend and restate the financial statements and other financial information for the quarters then ended. The restatements adjust our accounting for revenue recognition. The restatements affect both our cash flows and liquidity, and the effect on our financial position at the ends of the respective restated periods is material. There was no effect on the audited financial statements for the year ended December 31, 2007 or any prior periods.

In light of the restatement, readers should not rely on our previously filed financial statements and other financial information for the quarters ended March 31, 2009, June 30, 2009 and September 30 2009.

Background

In completing the audit for December 31, 2009 Santora CPA Group determined that we had improperly stated revenue.  The Company is restating earnings to reflect proper revenue recognition of processing charges and late fees for customers cut off from internet service because the collectability of those charges is not reasonably assured.

After considering the facts, management recommended to the Board of Directors that previously reported financial results be restated to reflect proper revenue recognition of processing charges and late fees from January 1, 2008 forward. The Board of Directors discussed and agreed with this recommendation.

On May 3, 2010 Sitestar Corporation determined that revenue recognition of processing charges and late fees should be restated in the financial statements and adopted the recommendation of the Board of Directors. Sitestar also determined that previously reported results should be restated and that the previously filed financial statements and other financial information referred to above should not be relied upon. The restatement resulted from a material weakness in internal control over financial reporting, namely, that we did not have adequately designed procedures to prevent the recording of revenue for which the collectability was uncertain.

As of May 3, 2010, we began evaluating internal controls related to processing charges and late fees for customers and remediated the related internal control weakness. The Company has evaluated the effectiveness of its disclosure controls and procedures and internal controls over financial reporting as of December 31, 2009, including the remedial actions discussed above and we have concluded that, as of this date, our disclosure controls and procedures related to revenue recognition are effective.

The Board of Directors has discussed the matters disclosed in this current report on Form 8-K with Santora CPA Group, our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2010

SITESTAR CORPORATION

By:	/s/ Daniel Judd
Name: Daniel Judd
Title: CFO